UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   September 13, 2010

MFA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 207-6400

                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    REGULATION FD DISCLOSURE.

MFA Financial, Inc. (“MFA”) hereby furnishes the information set forth in the slideshow presentation attached hereto as Exhibit 99.1, the text of which is incorporated herein by reference.

The information referenced in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the slideshow presentation contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the slideshow presentation as well as in MFA’s reports and other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

ITEM 8.01.    OTHER EVENTS.

MFA is scheduled to make presentations at the Rodman & Renshaw Annual Global Investment Conference in New York, New York on September 14, 2010  and at the JMP Securities Financial Services & Real Estate Conference in New York, New York on September 29, 2010.

MFA is scheduled to present at the Rodman & Renshaw Annual Global Investment Conference, which is being held at The New York Palace Hotel, 455 Madison Avenue, New York, New York, at 9:35 a.m. (local time) on Tuesday, September 14, 2010. A live webcast of MFA’s presentation will be available online at http://www.wsw.com/webcast/rrshq18/mfa at 9:35 a.m. (local time) on the day of the presentation and for a 90-day period following the presentation. The link will also be available on MFA’s Investor Information page located on its website (www.mfa-reit.com) for a 90-day period following the presentation.

MFA is scheduled to present at the JMP Securities Financial Services & Real Estate Conference, which is being held at The New York Palace Hotel, 455 Madison Avenue, New York, New York, at 11:00 a.m. (local time) on Wednesday, September 29, 2010. A live webcast of MFA’s presentation will be available online at http://www.wsw.com/webcast/jmp12/mfa/ at 11:00 a.m. (local time) on the day of the presentation and for a 90-day period following the presentation. The link will also be available on MFA’s Investor Information page located on its website (www.mfa-reit.com) for a 90-day period following the presentation.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

 (c)           Exhibits.

99.1	Slideshow Presentation of MFA Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.

By:	/s/ Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President

Date: September 13, 2010